LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN EMERGING MARKETS DEBT FUND

September 1, 1999

Dear Shareholder:

We are pleased to report that the J.P. Morgan Emerging Markets Debt Fund delivered a total return of 7.27% for the seven months ended July 31, 1999, although the fund did trail its benchmark, the Emerging Markets Bond Index Plus, and the Lipper Emerging Markets Debt Funds Average.

The fund's net asset value on July 31 was $7.29 per share, compared with $7.30 per share on December 31, 1998, after paying monthly income dividends totaling more than $0.52 over the period. The fund's net assets stood at $26 million on July 31.

Included in this report is an interview with Michael Cembalest, a member of the portfolio management team. This interview is designed to reflect what happened during the reporting period, as well as provide an outlook for the months ahead.

As chairman and president of Asset Management Services, we thank you for investing with J.P. Morgan. Should you have any comments or questions, please telephone your Morgan representative or J.P. Morgan Funds Services at 800-521-5411.

Sincerely yours,

/s/ Ramon de Oliveira                     /s/ Keith M. Schappert

Ramon de Oliveira                         Keith M. Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated            J.P. Morgan & Co. Incorporated


--------------------------------------------------------------------------------
   TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS........1    FUND FACTS AND HIGHLIGHTS.........5

FUND PERFORMANCE..................2    FINANCIAL STATEMENTS..............8

PORTFOLIO MANAGER Q&A.............3
--------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
There are several ways to evaluate a mutual fund's historical performance record. One approach is to look at the growth of a hypothetical investment of $10,000. The chart at right shows that $10,000 invested on April 30, 1997,* would have declined to $9,325 on July 31, 1999.

Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

GROWTH OF $10,000 SINCE FUND INCEPTION*
APRIL 30, 1997 - JULY 31, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 THE J.P. MORGAN                             LIPPER EMERGING
                 EMERGING MARKETS      EMERGING MARKETS       MARKETS DEBT
                    DEBT FUND          BOND INDEX PLUS        FUNDS AVERAGE
Mar-93               $10,000               $10,000               $10,000
May-93               $10,471               $10,686               $10,627
Aug-93               $10,841               $11,008               $11,361
Nov-93               $10,340               $10,871               $10,893
Feb-94               $10,870               $11,423               $11,461
May-94               $10,142               $10,574               $10,776
Aug-94                $7,938                $7,722                $8,488
Nov-94                $8,693                $8,644                $9,330
Jun-95                $9,325                $9,428               $10,103

LIPPER PERFORMANCE AVERAGES ARE CALCULATED BY TAKING AN ARITHMETIC AVERAGE OF THE RETURNS OF THE FUNDS IN THE GROUP. THE AVERAGE ANNUALIZED RETURNS WHICH RESULT FROM THIS METHODOLOGY WILL DIFFER FROM ANNUALIZING THE GROWTH OF THE MINIMUM INITIAL INVESTMENT.

PERFORMANCE                                       TOTAL RETURNS                               AVERAGE ANNUAL TOTAL RETURNS
                                                 -------------------------------------      -------------------------------
                                                   THREE        SIX          SEVEN             ONE            SINCE
AS OF JULY 31, 1999                                MONTHS       MONTHS       MONTHS            YEAR           INCEPTION*
--------------------------------------------------------------------------------------      -------------------------------
J.P. Morgan Emerging Markets Debt                  -5.02%       12.28%       7.27%             -9.10%         -3.06%
Emerging Markets Bond Index Plus**                 -3.53%       12.47%       8.29%             -6.88%          0.46%
Lipper Emerging Markets Debt Average               -2.84%       11.78%       8.50%            -12.21%         -3.40%


                                                  TOTAL RETURNS                               AVERAGE ANNUAL TOTAL RETURNS
                                                 -------------------------------------      -------------------------------
                                                   THREE        SIX          YEAR TO           ONE            SINCE
AS OF JUNE 30, 1999                                MONTHS       MONTHS       DATE              YEAR           INCEPTION*
--------------------------------------------------------------------------------------      -------------------------------
J.P. Morgan Emerging Markets Debt                  5.90%        10.08%       10.08%            -5.65%         -2.01%
Emerging Markets Bond Index Plus**                 5.24%        10.58%       10.58%            -4.26%          1.45%
Lipper Emerging Markets Debt Average               5.41%         9.97%        9.97%           -10.14%         -2.87%

* THE FUND COMMENCED OPERATIONS ON APRIL 17, 1997 AND HAS PROVIDED A TOTAL RETURN OF -2.17% FROM THAT DATE THROUGH JULY 31, 1999. FOR THE PURPOSE OF COMPARISON, THE "SINCE INCEPTION" RETURNS IN THE TABLE ABOVE ARE CALCULATED FROM APRIL 30, 1997, THE FIRST DATE WHEN DATA FOR THE FUND, ITS BENCHMARK, AND ITS LIPPER CATEGORY AVERAGE WERE ALL AVAILABLE.

** THE EMERGING MARKETS BOND INDEX PLUS IS AN UNMANAGED INDEX WHICH TRACKS TOTAL
   RETURN FOR EXTERNAL CURRENCY-DENOMINATED DEBT (BRADY BONDS, LOANS, EUROBONDS, AND U.S. DOLLAR-DENOMINATED LOCAL MARKET INSTRUMENTS) IN EMERGING MARKETS. THE EMERGING MARKETS BOND INDEX PLUS DOES NOT INCLUDE FEES OR OPERATING EXPENSES AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT.

FUND RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF DISTRIBUTIONS, AND REFLECT THE REIMBURSEMENT OF CERTAIN FUND AND PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN REIMBURSED, RETURNS WOULD HAVE BEEN LOWER. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO MANAGER Q&A

[PHOTO]

Following is an interview with MICHAEL CEMBALEST, managing director, who manages the Emerging Markets Debt Group. Michael has been with J.P. Morgan since 1988, and joined J.P. Morgan Investment Management in 1998. He began his career in J.P. Morgan's corporate finance group in 1988, transferred to Emerging Markets Research in 1993, and served as head strategist for Emerging Markets Debt. Michael was responsible for asset allocation recommendations to the firm's clients and the firm's analytical framework for sovereign bonds. He graduated with a B.A. from Tufts University in 1984 and an M.A. from Columbia in 1986. This interview was conducted on August 16, 1999 and reflects his views on that date.

EMERGING MARKET DEBT OUTPERFORMED ALL OTHER SECTORS OF FIXED INCOME INVESTMENTS IN THE SEVEN MONTHS ENDED JULY 31, 1999. WHAT HAPPENED?

MC: Emerging markets debt prices have benefited from the dramatic recovery in global investor confidence since February. Demand for all emerging market debt, including the Latin American debt that forms the bulk of the fund, plummeted as a result of the global financial crisis that began in Asia in 1997, and peaked in August 1998 with the Russian financial collapse. Borrowing costs for all emerging markets issuers rose to very high levels, at the same time that their revenues were falling due to depressed export prices, especially for commodities. The crisis moved to Latin America in January, as Brazil was forced to devalue its currency in the face of massive capital outflows.

But confidence has returned for three important reasons: FIRST, the developed nations took decisive action to ease the financial pressure, through coordinated multilateral lending to the affected countries, and by increasing global liquidity by lowering interest rates; SECOND, emerging markets countries began to display the monetary and fiscal discipline necessary to convince investors to renew credit; and THIRD, the astonishing recovery in Asia helped stimulate demand for commodities, especially oil, that have provided crucial fiscal revenue and foreign currency reserves. These three factors have contributed to a dramatic recovery in emerging markets debt prices.

This return to financial stability did not escape the notice of the U.S. Federal Reserve, which in June agreed that the recovery was established sufficiently for it to take back a third of the interest rate reductions that had been introduced last autumn. The Fed announced in June that its action was preemptive - to prevent an increase in U.S. inflation. As financial markets began to refocus on the prospects for U.S. inflation and monetary policy tightening, U.S. and European bond prices fell. Consequently, at the same time that emerging markets debt was rallying strongly, other fixed income sectors fell sharply.

HOW DID YOU MANAGE THE FUND DURING THIS PERIOD?

MC: In this highly volatile period, we invested assets only when the prospective returns outweighed our estimate of the risks. Consequently, we maintained a defensive position in January until it was clear that Brazil would survive its crisis without defaulting on its obligations. This caution, which enabled us last summer to avoid the worst of the Russian collapse and greatly outperform most of the competition, led us to lag somewhat in February. But we correctly anticipated the recovery in oil prices, and in March and April posted excellent returns from our investments in Venezuela and Russia, whose debt service capability is highly dependent on oil export revenue.

RUSSIA APPRECIATED MORE THAN ANY OTHER COUNTRY WORLDWIDE, AND AT THIS WRITING IS OUR FOURTH LARGEST HOLDING. WHY? HOW DO YOU MANAGE HOLDINGS THERE?

MC: Last year, it became clear that Russia's total indebtedness was vastly out of proportion to its ability to repay. Many investors recognized this, but assumed that financial assistance from the IMF and other multilateral institutions would enable Russia to continue to service its debt. We were more skeptical than most that the developed nations would continue this lending, so we avoided the serious losses suffered by many of our competitors.

The default on Soviet-era external debt left a much smaller stock of Russian Federation debt, which the Russians have always insisted that they will continue to service. But we initially did not invest assets even in this smaller stock of debt, because Russia's low level of foreign currency reserves and tax revenues raised serious questions about its ability to fulfill its commitment. However, the tremendous increase in oil prices this year has changed all this. The Russians are now running a large trade surplus, are rebuilding their foreign currency reserves, and tax revenues are increasing. We have steadily increased our holdings of Russian debt, and have benefited from the large returns it has posted this year.

WHAT IS YOUR OUTLOOK FOR THE SECTOR IN GENERAL?

MC: With our benchmark yielding over 14%, we continue to believe that emerging market debt offers good value. The immediate prospects, however, are for continued volatility. The combination of renewed global financial stability and improving global growth should support continued capital gains, but if the U.S. Federal Reserve decides to progressively raise interest rates, then the prospects for all fixed income products will be limited. And there is always the possibility of more turbulence in the emerging markets. So while capital gains opportunities may be limited if U.S. interest rates rise, we believe that the high yields currently available provide a reasonable entry point for investors with a medium to long term horizon.

FUND FACTS

INVESTMENT OBJECTIVE
J.P. Morgan Emerging Markets Debt Fund seeks to provide a high total return from a portfolio of fixed income securities of emerging markets issuers. It is designed for investors who seek exposure to emerging markets debt in their investment portfolios. As an international investment, the fund is subject to foreign political and currency risks, in addition to market risk.

--------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
4/17/97

--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 7/31/99
$26,216,323

--------------------------------------------------------------------------------
PORTFOLIO NET ASSETS AS OF 7/31/99
$26,264,374

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATES
MONTHLY

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/20/99

EXPENSE RATIO
The fund's current annualized expense ratio of 1.25% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.

FUND HIGHLIGHTS
ALL DATA AS OF JULY 31, 1999

PORTFOLIO ALLOCATION
(PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

-     MEXICO 20.5%

-     BRAZIL 20.0%

-     ARGENTINA 18.5%

-     RUSSIA 11.6%

-     VENEZUELA 7.6%

-     BULGARIA 4.6%

-     COLUMBIA 3.9%

-     MOROCCO 3.5%

-     PERU 3.4%

-     OTHER 6.4%


30-DAY SEC YIELD

10.07%*


DURATION

4.2 years


* YIELD REFLECTS THE REIMBURSEMENT OF CERTAIN EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, YIELD WOULD HAVE BEEN LOWER.

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

Opinions expressed herein are based on current market conditions and are subject to change without notice. The fund invests through a master portfolio (another fund with the same objective). The fund invests in foreign securities which are subject to special risks; prospective investors should refer to the fund's prospectus for a discussion of these risks.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                  THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY

J.P. MORGAN EMERGING MARKETS DEBT FUND
STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1999
--------------------------------------------------------------------------------

ASSETS
Investment in The Emerging Markets Debt Portfolio
  ("Portfolio"), at value                          $26,241,384
Receivable for Expense Reimbursements                   25,802
Deferred Organization Expenses                           9,115
Receivable for Shares of Beneficial Interest Sold          672
Prepaid Trustees' Fees                                     291
Prepaid Expenses and Other Assets                           83
                                                   -----------
    Total Assets                                    26,277,347
                                                   -----------
LIABILITIES
Shareholder Servicing Fee Payable                        4,961
Dividends Payable to Shareholders                        4,816
Payable for Shares of Beneficial Interest
  Redeemed                                               2,805
Organization Expenses Payable                            2,787
Administrative Services Fee Payable                        507
Fund Services Fee Payable                                   14
Administration Fee Payable                                   9
Accrued Expenses                                        45,125
                                                   -----------
    Total Liabilities                                   61,024
                                                   -----------
NET ASSETS
Applicable to 3,595,987 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $26,216,323
                                                   -----------
                                                   -----------
Net Asset Value, Offering and Redemption Price
  Per Share                                              $7.29
                                                          ----
                                                          ----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $31,379,514
Undistributed Net Investment Income                    333,740
Accumulated Net Realized Loss on Investment         (5,511,804)
Net Unrealized Appreciation of Investment               14,873
                                                   -----------
    Net Assets                                     $26,216,323
                                                   -----------
                                                   -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN EMERGING MARKETS DEBT FUND
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                     FOR THE       For the
                                                     PERIOD         Fiscal
                                                   ENDED JULY     Year Ended
                                                       31,       December 31,
                                                     1999(a)         1998
                                                   -----------   ------------
INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Interest Income (Net of Foreign
  Withholding Tax of $0 and $22, respectively)     $1,404,922    $  1,702,850
Allocated Portfolio Expenses (Net of
  Reimbursement of $47,474 and $27,668,
  respectively)                                      (130,682)       (162,381)
                                                   -----------   ------------
    Net Investment Income Allocated from
      Portfolio                                     1,274,240       1,540,469
FUND EXPENSES
Shareholder Servicing Fee                          $   25,923    $     37,680
Printing Expenses                                      13,729          19,022
Transfer Agent Fees                                    11,461          21,883
Professional Fees                                      11,394          11,546
Registration Fees                                       9,196          21,993
Administrative Services Fee                             2,677           4,314
Amortization of Organization Expenses                   1,952           3,360
Interest Expense                                        1,673              --
Fund Services Fee                                         211             422
Administration Fee                                        151             311
Insurance Expense                                          30              51
Trustees' Fees and Expenses                                 2              --
Miscellaneous                                           4,147           4,467
                                                   -----------   ------------
    Total Fund Expenses                                82,546         125,049
Less: Reimbursement of Expenses                       (81,939)        (99,035)
                                                   -----------   ------------
NET FUND EXPENSES                                         607          26,014
                                                   -----------   ------------
NET INVESTMENT INCOME                               1,273,633       1,514,455
NET REALIZED LOSS ON INVESTMENT ALLOCATED FROM
  PORTFOLIO                                          (643,966)     (4,587,310)
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENT ALLOCATED FROM PORTFOLIO                  17,712         226,246
                                                   -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                  $  647,379    $ (2,846,609)
                                                   -----------   ------------
                                                   -----------   ------------
------------------------
(a) Fiscal year changed to July 31. Prior to this the fiscal year end was
December 31. The numbers reflected are for the period January 1, 1999 through
July 31, 1999.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN EMERGING MARKETS DEBT FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                             FOR THE PERIOD
                                                                                             APRIL 17, 1997
                                                        FOR THE             FOR THE         (COMMENCEMENT OF
                                                     PERIOD ENDED      FISCAL YEAR ENDED   OPERATIONS) THROUGH
                                                   JULY 31, 1999(a)    DECEMBER 31, 1998    DECEMBER 31, 1997
                                                   -----------------   -----------------   -------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                                 $ 1,273,633         $ 1,514,455          $   536,699
Net Realized (Loss) Gain on Investment Allocated
  from Portfolio                                         (643,966)         (4,587,310)             556,473
Net Change in Unrealized Appreciation
  (Depreciation) of Investment Allocated from
  Portfolio                                                17,712             226,246             (635,869)
                                                   -----------------   -----------------   -------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                           647,379          (2,846,609)             457,303
                                                   -----------------   -----------------   -------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                  (1,273,633)         (1,514,455)            (536,699)
In Excess of Net Investment Income                           (275)           (309,561)             (14,812)
Net Realized Gain                                              --                  --             (196,090)
                                                   -----------------   -----------------   -------------------
    Total Distributions to Shareholders                (1,273,908)         (1,824,016)            (747,601)
                                                   -----------------   -----------------   -------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold       16,750,849          15,105,562           11,902,012
Reinvestment of Dividends and Distributions             1,227,642           1,773,903              727,589
Cost of Shares of Beneficial Interest Redeemed        (10,448,230)         (4,874,109)            (361,443)
                                                   -----------------   -----------------   -------------------
    Net Increase from Transactions in Shares of
      Beneficial Interest                               7,530,261          12,005,356           12,268,158
                                                   -----------------   -----------------   -------------------
    Total Increase in Net Assets                        6,903,732           7,334,731           11,977,860
NET ASSETS
Beginning of Fiscal Period                             19,312,591          11,977,860                   --
                                                   -----------------   -----------------   -------------------
End of Fiscal Period (including undistributed net
  investment income of $333,740, $334,015 and $0,
  respectively)                                       $26,216,323         $19,312,591          $11,977,860
                                                   -----------------   -----------------   -------------------
                                                   -----------------   -----------------   -------------------
------------------------
(a) Fiscal year changed to July 31. Prior to this the fiscal year end was December 31. The numbers reflected are for the period January 1, 1999 through July 31, 1999.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN EMERGING MARKETS DEBT FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                                                  FOR THE PERIOD
                                                                                                  APRIL 17, 1997
                                                                                 FOR THE         (COMMENCEMENT OF
                                                       FOR THE PERIOD       FISCAL YEAR ENDED   OPERATIONS) THROUGH
                                                   ENDED JULY 31, 1999(a)   DECEMBER 31, 1998    DECEMBER 31, 1997
                                                   ----------------------   -----------------   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $  7.30                $  9.76              $ 10.00
                                                   ----------------------   -----------------   -------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                         .49                   1.15                 0.58
Net Realized and Unrealized Gain (Loss) on
  Investment                                                  .02                  (2.64)               (0.05)
                                                   ----------------------   -----------------   -------------------
Total from Investment Operations                              .51                  (1.49)                0.53
                                                   ----------------------   -----------------   -------------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                        (.52)                  (.81)               (0.58)
In Excess of Net Investment Income                             --                   (.16)               (0.02)
Net Realized Gain                                              --                     --                (0.17)
                                                   ----------------------   -----------------   -------------------
Total Distributions to Shareholders                          (.52)                 (0.97)               (0.77)
                                                   ----------------------   -----------------   -------------------

NET ASSET VALUE, END OF PERIOD                            $  7.29                $  7.30              $  9.76
                                                   ----------------------   -----------------   -------------------
                                                   ----------------------   -----------------   -------------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                                 7.27%(b)             (15.93%)               5.47%(b)
Net Assets, End of Period (in thousands)                  $26,216                $19,313              $11,978
Ratios to Average Net Assets
  Net Expenses (excluding Interest Expense)                  1.25%(c)              1.25%                 1.25%(c)
  Net Investment Income                                     12.28%(c)             10.05%                 9.71%(c)
  Expenses without Reimbursement and including
    Interest Expense                                         2.51%(c)              2.09%                 2.40%(c)
  Interest Expense                                            .02%(c)                 --                   --

------------------------
(a) Fiscal year changed to July 31. Prior to this the fiscal year end was December 31. The numbers reflected are for the period January 1, 1999 through July 31, 1999.

(b) Not Annualized.

(c) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN EMERGING MARKETS DEBT FUND
NOTES TO FINANCIAL STATEMENTS
JULY 31, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The J.P. Morgan Emerging Markets Debt Fund (the "fund") is a separate series of the J.P. Morgan Funds, a Massachusetts business trust (the "trust") which was organized on November 4, 1992. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund commenced operations on April 17, 1997. The trustees elected to change the fund's fiscal year end from December 31 to July 31.

The fund invests all of its investable assets in The Emerging Markets Debt Portfolio (the "portfolio"), an open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (approximately 99% at July 31, 1999). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1a of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the portfolio each day. All the net investment income and realized and unrealized gain and loss of the portfolio is allocated pro rata among the fund and other investors in the portfolio at the time of such determination.

   c) Substantially all the fund's net investment income is declared as dividends daily and paid monthly. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually.

   d) The fund incurred organization expenses in the amount of $16,800. Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co., Incorporated ("J.P. Morgan"), has paid the organization expenses of the fund. The fund has agreed to reimburse Morgan for these costs which are being deferred and amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the fund.

   e) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   f ) The fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment

J.P. MORGAN EMERGING MARKETS DEBT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JULY 31, 1999
--------------------------------------------------------------------------------
      companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

   g) The fund accounts for and reports distributions to shareholders in accordance with "Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. There were no adjustments made during the seven month period ended July 31, 1999 as a result of applying this statement.

   h) For federal income tax purposes, the fund had a capital loss-carryforward of $4,224,557 at December 31, 1998, which will expire in the year 2006. To the extent that this capital loss is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the seven months ended July 31, 1999 and the fiscal year ended December 31, 1998, the fee for these services amounted to $151 and $311, respectively.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan") under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and the other portfolios in which the trust and the J.P. Institutional Funds invest (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the seven months ended July 31, 1999 and the fiscal year ended December 31, 1998, the fee for these services amounted to $2,677 and $4,314, respectively.

      In addition, J.P. Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund, including the expenses allocated to the fund from the portfolio, at no

J.P. MORGAN EMERGING MARKETS DEBT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JULY 31, 1999
--------------------------------------------------------------------------------
      more than 1.25% of the average daily net assets of the fund until further notification. For the seven months ended July 31, 1999 and the fiscal year ended December 31, 1998, Morgan has agreed to reimburse the fund $129,413 and $126,703, respectively for expenses under this agreement.

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance service to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the fund. For the seven months ended July 31, 1999 and the fiscal year ended December 31, 1998, the fee for these services amounted to $25,923 and $37,680, respectively.

      Morgan, Charles Schwab & Co. ("Schwab") and the trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the Services Agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the trust and Morgan is terminated, the fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

   d) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $211 and $422 for the seven months ended July 31, 1999 and the fiscal year ended December 31, 1998, respectively.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of these total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $41 and $90, for the seven months ended July 31, 1999 and the fiscal year ended December 31, 1998, respectively.

J.P. MORGAN EMERGING MARKETS DEBT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JULY 31, 1999
--------------------------------------------------------------------------------

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                                                               FOR THE PERIOD
                                                                                               APRIL 17, 1997
                                                                          FOR THE FISCAL      (COMMENCEMENT OF
                                                     FOR THE PERIOD         YEAR ENDED       OPERATIONS) THROUGH
                                                   ENDED JULY 31, 1999   DECEMBER 31, 1998    DECEMBER 31, 1997
                                                   -------------------   -----------------   -------------------
Shares sold......................................           2,249,726           1,775,810             1,188,908
Reinvestment of dividends and distributions......             168,286             221,158                74,548
Shares redeemed..................................          (1,466,759)           (578,862)              (36,828)
                                                   -------------------   -----------------   -------------------
Net Increase.....................................             951,253           1,418,106             1,226,628
                                                   -------------------   -----------------   -------------------
                                                   -------------------   -----------------   -------------------

From time to time, the fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund and portfolio.

4. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 27, 1998, with unaffiliated lenders. Additionally, since all of the investable assets of the fund are in the portfolio, the portfolio is party to certain covenants of the Agreement. The Agreement expired on May 26, 1999, however, the fund as party to the Agreement has renewed the Agreement and will continue its participation therein for an additional 364 days until May 23, 2000. The maximum borrowing under the agreement is $150,000,000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. The funds pay a commitment fee at an annual rate of 0.085% (.065% prior to May 26, 1999) on the unused portion of the committed amount. This is allocated to the funds in accordance with procedures established by their respective trustees. There were no outstanding borrowings pursuant to the Agreement at July 31, 1999. The average daily balance outstanding for the seven months ended July 31, 1999 was $6,663 at a weighted average interest rate of 5.31%. There were no borrowings made pursuant to the Agreement during the fiscal year ended December 31, 1998.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
J.P. Morgan Emerging Markets Debt Fund

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the J.P. Morgan Emerging Markets Debt Fund (one of the series constituting part of the J.P. Morgan Funds, hereafter referred to as the "fund") at July 31, 1999, the results of its operations for the seven months ended July 31, 1999, and the year ended December 31, 1998, the changes in its net assets for the seven months ended July 31, 1999, for the year ended December 31, 1998 and for the period April 17, 1997 (commencement of operations) through December 31, 1997 and the financial highlights for the seven months ended July 31, 1999, the year ended December 31, 1998 and the period from April 17, 1997 (commencement of operations) through December 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
September 15, 1999

The Emerging Markets Debt Portfolio

Annual Report July 31, 1999

(The following pages should be read in conjunction with the J.P. Morgan Emerging Markets Debt Fund
Annual Financial Statements)

THE EMERGING MARKETS DEBT PORTFOLIO
SCHEDULE OF INVESTMENTS
JULY 31, 1999
--------------------------------------------------------------------------------

                                                                       MOODY'S/S&P
   PRINCIPAL                                                              RATING
   AMOUNT{::}                     SECURITY DESCRIPTION                 (UNAUDITED)       VALUE
----------------    -------------------------------------------------  ------------   ------------
FOREIGN CORPORATE OBLIGATIONS (5.5%)
COLOMBIA (2.3%)
FINANCIAL SERVICES
$        300,000    Financiera Energetica Nacional, 9.375% due
                      06/15/06.......................................    NR/BBB-      $    213,000
         550,000    Financiera Energetica Nacional, 9.375% due
                      06/15/06, (144A)...............................    NR/BBB-           390,500
                                                                                      ------------
                                                                                           603,500
                                                                                      ------------

MAURITIUS (1.1%)
FOREST PRODUCTS & PAPER
         150,000    Indah Kiat, Callable, 10.00% due 07/01/07........   Caa1/CCC+           93,000
         275,000    Tjiwi Kimia, 10.00% due 08/01/04.................   Caa1/CCC+          187,000
                                                                                      ------------
                                                                                           280,000
                                                                                      ------------

MEXICO (2.1%)
BROADCASTING & PUBLISHING
         470,000    Grupo Televisa SA, Callable, 0.00% due 05/15/08
                      (v)............................................     Ba2/BB           378,350
         250,000    TV Azteca SA, Callable, 10.50% due 02/15/07......     B1/B+            182,500
                                                                                      ------------
                                                                                           560,850
                                                                                      ------------
                        TOTAL FOREIGN CORPORATE OBLIGATIONS (COST
                          $1,515,798)................................                    1,444,350
                                                                                      ------------

OTHER GOVERNMENT AGENCIES (0.7%)
MEXICO (0.7%)
         200,000    Banco Nacional de Comercio Exterior, 7.250% due
                      02/02/04 (s)...................................     Ba1/BB           182,000
                                                                                      ------------
                        TOTAL OTHER GOVERNMENT AGENCIES (COST
                          $184,100)..................................                      182,000
                                                                                      ------------
SOVEREIGN BONDS (84.6%)
ARGENTINA (16.9%)
     ARS 417,628    Republic of Argentina - Bocon, Series PRO1,
                      Callable, Sinking Fund, 2.88% due 04/01/07
                      (v)............................................    Ba3/BBB-          246,913
         531,025    Republic of Argentina Bocon, Series Pre-4,
                      Callable, Sinking Fund, 5.217% due 09/01/02
                      (v)............................................     Ba3/NR           469,839
         270,000    Republic of Argentina Bonos del Tesoro, Series
                      BT02, 8.75% due 05/09/02.......................     Ba3/NR           235,980
         580,000    Republic of Argentina Discount Bonds Series L-GL,
                      Callable, 6.00% due 03/31/23 (v)...............     Ba3/BB           380,625
         660,000    Republic of Argentina Global Bonds, 9.75% due
                      09/19/27.......................................     Ba3/BB           491,700
         850,000    Republic of Argentina Global Bonds, Series BGL5,
                      11.375% due 1/30/17 (s)........................     Ba3/BB           714,000
         200,000    Republic of Argentina Global Bonds, Series BGLO,
                      8.375% due 12/20/03............................     Ba3/BB           179,000
         300,000    Republic of Argentina Global Bonds, Series XW,
                      11.00% due 12/04/05............................     Ba3/BB           268,500

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS DEBT PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JULY 31, 1999
--------------------------------------------------------------------------------

                                                                       MOODY'S/S&P
   PRINCIPAL                                                              RATING
   AMOUNT{::}                     SECURITY DESCRIPTION                 (UNAUDITED)       VALUE
----------------    -------------------------------------------------  ------------   ------------
ARGENTINA (CONTINUED)
$        600,000    Republic of Argentina Par Bonds, Series L-GP,
                      Callable, 6.00% due 03/31/23 (v)...............     Ba3/BB      $    360,750
       1,311,300    Republic of Argentina, Series FRB, Callable,
                      Sinking Fund, 5.938%, due 03/31/05 (v).........     Ba3/BB         1,085,756
                                                                                      ------------
                                                                                         4,433,063
                                                                                      ------------

BRAZIL (18.3%)
       3,346,784    Republic of Brazil C Bonds, Series 20 Year,
                      Callable, Sinking Fund, 8.00% due 04/15/14
                      (v)(s).........................................     B2/B+          2,045,722
         725,000    Republic of Brazil DCB, Series 18 Year, Callable,
                      Sinking Fund, 5.938% due 04/15/12 (v)..........     B2/B+            427,750
         130,000    Republic of Brazil DCB, Series RG, Callable,
                      Sinking Fund, 5.938% due 04/15/12 (v)..........     B2/B+             76,700
         315,000    Republic of Brazil NMB, Series 15 Year, Callable,
                      Sinking Fund, 5.938% due 04/15/09 (v)..........     B2/B+            213,019
       1,200,000    Republic of Brazil Par Bonds, Series 30 Year ZL,
                      5.75% due 04/15/24 (v).........................     B2/B+            663,000
       1,045,000    Republic of Brazil, Series EI-L, Callable,
                      Sinking Fund, 5.875% due 04/15/06 (v)..........     B2/B+            807,263
         650,000    Republic of Brazil Discount Bonds, Series 30 Year
                      ZL, Callable, 5.875% due 04/15/24 (v)..........     B2/B+            392,437
         250,000    Republic of Brazil Global Bonds, 9.375% due
                      04/07/08 (s)...................................     B2/B+            190,000
                                                                                      ------------
                                                                                         4,815,891
                                                                                      ------------

BULGARIA (4.2%)
         190,000    Republic of Bulgaria Discount Bonds, Series A,
                      Callable, 6.50% due 07/28/24 (v)...............     B2/NR            130,625
         280,000    Republic of Bulgaria Global FLIRB, Series A,
                      Callable, Sinking Fund, 2.750% due 07/28/12
                      (v)............................................     B2/NR            169,400
       1,180,000    Republic of Bulgaria IAB PDI, Callable, Sinking
                      Fund, 6.50% due 07/28/11 (s)(v)................     B2/NR            809,775
                                                                                      ------------
                                                                                         1,109,800
                                                                                      ------------

COLOMBIA (1.3%)
         120,000    Republic of Colombia, 7.625% due 02/15/07........   Baa3/BBB-           90,300
           5,000    Republic of Columbia, 8.625% due 04/01/08........   Baa3/BBB-            3,875
         280,000    Republic of Columbia, 9.75% due 04/23/09.........    Ba2/BBB-          233,450
                                                                                      ------------
                                                                                           327,625
                                                                                      ------------

ECUADOR (1.4%)
         575,485    Republic of Ecuador Global PDI Bonds, Callable,
                      Sinking Fund, 6.00% due 02/27/15 (v)...........     B3/NR            168,617
         570,000    Republic of Ecuador Par Bonds, Callable, 4.00%
                      due 02/28/25 (v)(s)............................     B3/NR            210,900
                                                                                      ------------
                                                                                           379,517
                                                                                      ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS DEBT PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JULY 31, 1999
--------------------------------------------------------------------------------

                                                                       MOODY'S/S&P
   PRINCIPAL                                                              RATING
   AMOUNT{::}                     SECURITY DESCRIPTION                 (UNAUDITED)       VALUE
----------------    -------------------------------------------------  ------------   ------------
MEXICO (16.0%)
$        500,000    United Mexican States Discount Bonds, Series B,
                      Callable, 5.875% due 12/31/19 (v)..............     Ba1/BB      $    406,875
         700,000    United Mexican States Discount Bonds, Series D,
                      Callable 6.068% due 12/31/19 (v)...............     Ba1/BB           569,625
         160,000    United Mexican States Global Bonds, 8.625% due
                      03/12/08.......................................     Ba1/BB           147,200
         600,000    United Mexican States Global Bonds, 9.875% due
                      01/15/07.......................................     Ba1/BB           594,000
         130,000    United Mexican States Global Bonds, 11.375% due
                      09/15/16.......................................     Ba1/BB           134,030
         900,000    United Mexican States Global Bonds, 11.50% due
                      05/15/26 ......................................     Ba1/BB           965,700
       1,250,000    United Mexican States Par Bonds, Series W-A,
                      Callable, 6.25% due 12/31/19 (s)...............     Ba1/BB           883,750
         700,000    United Mexican States Par Bonds, Series W-B,
                      Callable, 6.25% due 12/31/19...................     Ba1/BB           494,900
                                                                                      ------------
                                                                                         4,196,080
                                                                                      ------------

MOROCCO (3.2%)
       1,018,500    Kingdom of Morocco, Series A, Sinking Fund,
                      5.906% due 01/01/09 (v)........................     NR/NR            828,804
                                                                                      ------------

NIGERIA (0.6%)
         250,000    Central Bank of Nigeria, Series WW, Callable,
                      6.25% due 11/15/20 (s)(v)......................     NR/NR            145,000
                                                                                      ------------

PANAMA (2.0%)
         300,000    Republic of Panama, 8.875% due 09/30/27..........    Ba1/BB+           240,000
         240,000    Republic of Panama IRB, Series 18 Year, Sinking
                      Fund, 4.25% due 07/17/14 (v)...................    Ba1/BB+           172,560
         140,364    Republic of Panama PDI, Series 20 Year, Sinking
                      Fund, 6.50% due 07/17/16 (v)...................    Ba1/BB+            99,307
                                                                                      ------------
                                                                                           511,867
                                                                                      ------------

PERU (3.1%)
         395,000    Republic of Peru FLIRB, Series 20 Year, Sinking
                      Fund, 3.75% due 03/07/17 (v)...................     Ba3/BB           214,287
         995,000    Republic of Peru PDI, Series 20 Year, Sinking
                      Fund, 4.50% due 03/07/17 (v)...................     Ba3/BB           610,681
                                                                                      ------------
                                                                                           824,968
                                                                                      ------------

RUSSIA (10.6%)
       1,040,000    Russian Federation, 12.75% due 06/24/28..........     B3/CCC           582,400
          40,042    Russia IAN, Vnesheconombank, Series US, Sinking
                      Fund, 6.063% due 12/15/15 (v){/\}..............     Ca/NR              6,156
       4,138,000    Russia Principal Loan, Vnesheconombank, Series 24
                      Year, Sinking Fund, 6.063% due 12/15/20
                      (v){/\}........................................     NR/NR            470,698
         690,000    Russian Federation, 8.75% due 07/24/05...........     B3/CCC           341,550
         290,000    Russian Federation, 9.25% due 11/27/01...........     B3/CCC           207,350
         720,000    Russian Federation, 10.00% due 06/26/07..........     B3/CCC           356,400
         340,000    Russian Federation, 11.00% due 07/24/18..........     B3/CCC           168,300

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS DEBT PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JULY 31, 1999
--------------------------------------------------------------------------------

                                                                       MOODY'S/S&P
   PRINCIPAL                                                              RATING
   AMOUNT{::}                     SECURITY DESCRIPTION                 (UNAUDITED)       VALUE
----------------    -------------------------------------------------  ------------   ------------
RUSSIA (CONTINUED)
$        790,000    Russian Federation, 11.75% due 06/10/03..........     B3/CCC      $    517,450
         950,000    Vnesheconombank, Russian IAN, Series 19 Year,
                      Sinking Fund, 6.063% due 12/15/15 (v){/\}......     Ca/NR            146,063
                                                                                      ------------
                                                                                         2,796,367
                                                                                      ------------

VENEZUELA (7.0%)
         809,521    Republic of Venezuela DCB, Series DL, Callable,
                      Sinking Fund, 6.313% due 12/18/07 (v)..........     B2/B+            594,998
         380,950    Republic of Venezuela FLIRB, Series A, Callable,
                      Sinking Fund, 6.00% due 03/31/07 (v)...........     B2/B+            283,808
         190,475    Republic of Venezuela FLIRB, Series B, Callable,
                      Sinking Fund, 6.00% due 03/31/07 (v)...........     B2/B+            141,904
         940,000    Republic of Venezuela Global Bonds, 9.25% due
                      09/15/27 (s)...................................     B2/B+            596,900
         340,000    Republic of Venezuela Par, Series W-A, Callable,
                      6.75% due 03/31/20 (s).........................     B2/B+            217,175
                                                                                      ------------
                                                                                         1,834,785
                                                                                      ------------
                        TOTAL SOVEREIGN BONDS (COST $22,091,048).....                   22,203,767
                                                                                      ------------

U.S. TREASURY OBLIGATIONS (0.8%)
U.S. TREASURY BONDS (0.8%)
         205,000    United States Treasury Bonds, 6.75% due 08/15/26
                      (s) (cost $214,266)............................                      216,755
                                                                                      ------------

WARRANTS (0.0%)
ARGENTINA (0.0%)
             310    Republic of Argentina, Expiring 02/25/00 (+).....     NR/NR              2,480
             555    Republic of Argentina, Expiring 12/03/99 (+).....     NR/BB              2,775
                                                                                      ------------
                                                                                             5,255
                                                                                      ------------

NIGERIA (0.0%)
           1,250    Central Bank of Nigeria, Expiring 11/15/20 (+)...     NR/NR                  0
                                                                                      ------------

VENEZUELA (0.0%)
           2,950    Republic of Venezuela, Expiring 04/15/20 (+).....     NR/B+                  0
                                                                                      ------------
                        TOTAL WARRANTS (COST $27,977)................                        5,255
                                                                                      ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS DEBT PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JULY 31, 1999
--------------------------------------------------------------------------------

                                                                       MOODY'S/S&P
   PRINCIPAL                                                              RATING
   AMOUNT{::}                     SECURITY DESCRIPTION                 (UNAUDITED)       VALUE
----------------    -------------------------------------------------  ------------   ------------
RIGHTS (0.0%)
MEXICO (0.0%)
$      3,411,000    United Mexican States Value Recovery, Series Par,
                      Expiring 06/30/03 (+) (cost $0)................     NR/NR       $          0
                                                                                      ------------
                    TOTAL INVESTMENTS (COST $24,033,189) (91.6%)...................     24,052,127
                    OTHER ASSETS IN EXCESS OF LIABILITIES (8.4%)...................      2,212,247
                                                                                      ------------
                    NET ASSETS (100.0%)............................................   $ 26,264,374
                                                                                      ------------
                                                                                      ------------

------------------------------
Note: Based on the cost of investments of $24,531,140 for Federal Income Tax Purposes at July 31, 1999, the aggregate gross unrealized appreciation and depreciation was $371,327 and $850,340, respectively, resulting in net unrealized depreciation of $479,013.

(+) Non-income producing security.

(s) Security is fully or partially segregated with custodian as collateral for futures or with brokers as initial margin for futures contracts. $1,917,055 of the market value has been segregated.

(v) Rate shown reflects current rate on variable or floating rate instrument or instrument with step coupon rate.

{/\} Defaulted security.

{::} Denominated in United States Dollar unless otherwise indicated.

ARS -- Denominated in Argentina Pesos.

144A -- Securities restricted for resale to Qualified Institutional Buyers.

C -- Capitalization.

DCB -- Debt Conversion Bonds.

FLIRB -- Front Loaded Interest Reduction Bonds.

IAB -- Interest in Arrears Bonds.

IAN -- Interest in Arrears Notes.

IRB -- Interest Reduction Bonds.

NMB -- New Money Bonds.

PDI -- Past Due Interest.

FRB -- Federal Reserve Board.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS DEBT PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1999
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $24,033,189 )           $24,052,127
Foreign Currency at Value (Cost $3,493 )                 3,493
Receivable for Investments Sold                      5,253,658
Interest Receivable                                    641,980
Receivable for Expense Reimbursements                   17,539
Deferred Organization Expenses                           8,428
Prepaid Trustees' Fees                                     309
Prepaid Administration Fee                                 132
Prepaid Expenses and Other Assets                           84
                                                   -----------
    Total Assets                                    29,977,750
                                                   -----------
LIABILITIES
Payable to Custodian                                 1,863,092
Payable for Investments Purchased                    1,753,901
Accrued Expenses                                        72,981
Advisory Fee Payable                                    13,978
Variation Margin Payable                                 5,408
Organization Expenses Payable                            3,491
Administrative Services Fee Payable                        511
Fund Services Fee Payable                                   14
                                                   -----------
    Total Liabilities                                3,713,376
                                                   -----------
NET ASSETS
Applicable to Investors' Beneficial Interests      $26,264,374
                                                   -----------
                                                   -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS DEBT PORTFOLIO
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                   FOR THE PERIOD    FOR THE FISCAL
                                                   ENDED JULY 31,      YEAR ENDED
                                                      1999(a)       DECEMBER 31, 1998
                                                   --------------   -----------------
INVESTMENT INCOME
Interest Income                                      $1,406,668        $    1,706,984
EXPENSES
Advisory Fee                                         $   73,273        $      106,372
Professional Fees and Expenses                           50,198                52,355
Custodian Fees and Expenses                              43,064                16,262
Printing Expenses                                         6,636                 6,543
Administrative Services Fee                               2,702                 4,349
Amortization of Organization Expense                      1,881                 3,238
Fund Services Fee                                           217                   423
Trustees' Fees and Expenses                                 180                    99
Administration Fee                                          129                   274
Insurance Expense                                            98                   335
Miscellaneous                                                --                   114
                                                   --------------   -----------------
    Total Expenses                                      178,378               190,364
Less: Reimbursement of Expenses                         (47,534)              (27,722)
                                                   --------------   -----------------
NET EXPENSES                                            130,844               162,642
                                                   --------------   -----------------
NET INVESTMENT INCOME                                 1,275,824             1,544,342
NET REALIZED (LOSS) GAIN ON INVESTMENTS
  Investment Transactions                              (547,037)           (4,955,945)
  Futures Contracts                                     (78,594)              144,392
  Foreign Currency Contracts and Transactions           (18,849)              218,887
                                                   --------------   -----------------
    Net Realized Loss                                  (644,480)           (4,592,666)
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF
  Investment Transactions                               (37,811)              299,990
  Futures Contracts                                      25,548               (25,060)
  Foreign Currency Contracts and Translations            30,478               (51,223)
                                                   --------------   -----------------
    Net Change in Unrealized Appreciation                18,215               223,707
                                                   --------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                    $  649,559        $   (2,824,617)
                                                   --------------   -----------------
                                                   --------------   -----------------
------------------------
(a) Fiscal year changed to July 31. Prior to this, the fiscal year end was December
31. The numbers reflected are for the period January 1, 1999 through July 31, 1999.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS DEBT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                            FOR THE PERIOD
                                                                                             MARCH 7, 1997
                                                       FOR THE             FOR THE         (COMMENCEMENT OF
                                                     PERIOD ENDED     FISCAL YEAR ENDED   OPERATIONS) THROUGH
                                                   JULY 31, 1999(a)   DECEMBER 31, 1998    DECEMBER 31, 1997
                                                   ----------------   -----------------   -------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                                $    1,275,824      $ 1,544,342         $   8,917,209
Net Realized Loss on Investments, Futures and
  Foreign Currency Contracts and Transactions              (644,480)      (4,592,666)           (5,256,573)
Net Change in Unrealized Appreciation
  (Depreciation) of Investments, Futures and
  Foreign Currency Contracts and Translations                18,215          223,707              (225,247)
                                                   ----------------   -----------------   -------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                             649,559       (2,824,617)            3,435,389
                                                   ----------------   -----------------   -------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                            19,855,226       15,100,514           178,496,163
Withdrawals                                             (13,588,663)      (5,099,187)         (169,760,010)
                                                   ----------------   -----------------   -------------------
    Net Increase from Investors' Transactions             6,266,563       10,001,327             8,736,153
                                                   ----------------   -----------------   -------------------
    Total Increase in Net Assets                          6,916,122        7,176,710            12,171,542
NET ASSETS
Beginning of Period                                      19,348,252       12,171,542                    --
                                                   ----------------   -----------------   -------------------
End of Period                                        $   26,264,374      $19,348,252         $  12,171,542
                                                   ----------------   -----------------   -------------------
                                                   ----------------   -----------------   -------------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                                            FOR THE PERIOD
                                                                                             MARCH 7, 1997
                                                       FOR THE             FOR THE         (COMMENCEMENT OF
                                                     PERIOD ENDED     FISCAL YEAR ENDED   OPERATIONS) THROUGH
                                                   JULY 31, 1999(a)   DECEMBER 31, 1998    DECEMBER 31, 1997
                                                   ----------------   -----------------   -------------------
RATIOS TO AVERAGE NET ASSETS
  Net Expenses                                           1.25%(b)            1.07%                0.91%(b)
  Net Investment Income                                 12.19%(b)           10.16%                9.57%(b)
  Expenses without Reimbursement                         1.70%(b)            1.25%                0.91%(b)
Portfolio Turnover                                        555%(c)             791%                 182%(c)

------------------------
(a) Fiscal year changed to July 31. Prior to this, the fiscal year end was December 31. The numbers reflected are for the period January 1, 1999 through July 31, 1999.

(b) Annualized.

(c) Not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS DEBT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
JULY 31, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Emerging Markets Debt Portfolio (the "portfolio") is one of eight subtrusts (portfolios) comprising The Series Portfolio (the "Series Portfolio"). The Series Portfolio is registered under the Investment Company Act of 1940, as amended, as a no-load open-end management investment company which was organized as a trust under the laws of the State of New York on June 24, 1994. The portfolio commenced operations on March 7, 1997. The portfolio's investment objective is high total return from a portfolio of fixed income securities of emerging markets issuers. The Declaration of Trust permits the trustees to issue an unlimited number of beneficial interests in the portfolio. The trustees elected to change the portfolio's fiscal year end from December 31 to July 31.

The portfolio may have elements of risk not typically associated with investments in the United States due to concentrated investments in a limited number of countries or regions which may vary throughout the year. Such concentrations may subject the portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions which could cause the securities and their markets to be less liquid and prices more volatile than those comparable to the United States. The ability of the issuers of the debt securities held by the portfolio to meet their obligations may be affected by economic and political developments in a specific industry or region.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) The portfolio values securities that are listed on an exchange using prices supplied daily by an independent pricing service that are based on the last traded price on a national securities exchange or in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange, if such exchange or market constitutes the broadest and most representative market for the security. Securities listed on a foreign exchange are valued at the last traded price or, in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange available before the time when net assets are valued. Independent pricing service procedures may also include the use of prices based on yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, operating data, and general market conditions. Unlisted securities are valued at the quoted bid price in the over-the-counter market provided by a principal market maker or dealer. If prices are not supplied by the portfolio's independent pricing service or principal market maker or dealer, such securities are priced using fair values in accordance with procedures adopted by the portfolio's Trustees. All short-term securities with a remaining maturity of sixty days or less are valued by the amortized cost method.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the

THE EMERGING MARKETS DEBT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JULY 31, 1999
--------------------------------------------------------------------------------
      exchange on which they are traded closes and the time when the portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the portfolio's trustees.

   b) The books and records of the portfolio are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expense are translated at the exchange rates prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. Although the net assets of the portfolio are presented at the exchange rates and market values prevailing at the end of the period, the portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

   c) Securities transactions are recorded on a trade date basis. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   d) The portfolio incurred organization expenses in the amount of $16,200. Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan") has paid the organization expenses of the portfolio. The portfolio has agreed to reimburse Morgan for these costs which are being deferred and amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the fund.

   e) Expenses incurred by the Series Portfolio with respect to any two or more portfolios in the Series Portfolio are allocated in proportion to the net assets of each portfolio in the Series Portfolio, except where allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

   f) The portfolio may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates and to enhance returns. A forward foreign currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily at the current foreign exchange rates, and the change in the market value is recorded by the portfolio as unrealized appreciation or depreciation of forward foreign currency contract translations.

   g) Futures--A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the portfolio enters into the contract. Upon entering into such a contract, the portfolio is required to pledge to the

THE EMERGING MARKETS DEBT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JULY 31, 1999
--------------------------------------------------------------------------------
      broker an amount of cash and/or liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the portfolio as unrealized gains or losses. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The portfolio invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities the portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

   h) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be taxed on its share of the portfolio's ordinary income and capital gains. It is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The portfolio earns foreign income which may be subject to foreign withholding taxes at various rates.

2. TRANSACTIONS WITH AFFILIATES

   a) Prior to October 28, 1998, the the portfolio had an Investment Advisory Agreement with Morgan. Under the terms of the agreement, the portfolio paid Morgan an annual rate of 0.70% of the portfolio's average daily net assets. Effective October 28, 1998, the portfolio's Investment Advisor is J.P. Morgan Investment Management, Inc. ("JPMIM"), an affiliate of Morgan and wholly-owned subsidiary of J.P. Morgan, and under the terms of the agreement remain the same. For the seven months ended July 31, 1999, and the fiscal year ended December 31, 1998, this fee amounted to $73,273 and $106,372 respectively.

   b) The portfolio, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent for the fund. Under a Co-Administration Agreement between FDI and the portfolio on behalf of the fund, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the portfolio's officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the seven months ended July 31, 1999 and the fiscal year ended December 31, 1998, the fee for these services amounted to $129 and $274, respectively.

   c) The portfolio, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan, under which Morgan is responsible for overseeing certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is

THE EMERGING MARKETS DEBT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JULY 31, 1999
--------------------------------------------------------------------------------
      calculated based on the aggregate average daily net assets of the portfolio and the other portfolios in which the portfolio and the J.P. Morgan Institutional Funds invest (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule:
      0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is determined by the proportionate share its net assets bear to the net assets of the master portfolios, other investors in the master portfolios for which Morgan provides similar services and J.P. Morgan Series Trust. For the seven months ended July 31, 1999 and the fiscal year ended December 31, 1998, the fee for these services amounted to $2,702 and $4,349, respectively.

      In addition, J.P. Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund from the portfolio, at no more than 1.25% of the average daily net assets of the portfolio until further notification. For the seven months ended July 31, 1999 and the fiscal year ended December 31, 1998, J.P. Morgan has agreed to reimburse the portfolio $47,534 and $27,722 respectively for expenses under this agreement.

   d) The portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of the portfolio represent all the existing shareholders of Group. The portfolio's allocated portion of Group's costs in performing its services amounted to $217 and $423 for the seven months ended July 31, 1999 and the fiscal year ended December 31, 1998 respectively.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, the master portfolios, and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the portfolio's allocated portion of the total fees and expenses. The portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee for the seven months ended July 31, 1999 and the fiscal year ended December 31, 1998 was $41 and $90, respectively.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the seven months ended July 31, 1999 were as follows:

                 COST OF          PROCEEDS
                  PURCHASES      FROM SALES
                -----------      -----------
                $99,778,013      $89,583,261

Open futures contracts at July 31, 1999 are summarized as follows:

                                                                         NET          CURRENT
                                                                      UNREALIZED    MARKET VALUE
                                                   CONTRACTS SHORT   APPRECIATION   OF CONTRACTS
                                                   ---------------   ------------   ------------
U.S. Long Bond, expiring September 1999..........               2    $       488    $   229,938

At July 31, 1999, the portfolio had no open forward currency contracts.

THE EMERGING MARKETS DEBT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JULY 31, 1999
--------------------------------------------------------------------------------

4. CREDIT AGREEMENT

The portfolio is party to a revolving line of credit agreement as discussed more fully in Note 4 of the fund's Notes to the Financial Statements which are included elsewhere in this report.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
The Emerging Markets Debt Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of The Emerging Markets Debt Portfolio (one of the portfolios comprising part of the Series Portfolio, hereafter referred to as the "portfolio") at July 31, 1999, the results of its operations for the seven months ended July 31, 1999 and the year ended December 31, 1998, and the changes in its net assets for the seven months ended July 31, 1999, for the year ended December 31, 1998 and for the period March 7, 1997 (commencement of operations) through December 31, 1997 and supplementary data for the seven months ended July 31, 1999, the year ended December 31, 1998 and the period from March 7, 1997 (commencement of operations) through December 31, 1997, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1999 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
September 15, 1999

J.P. MORGAN FUNDS

   FEDERAL MONEY MARKET FUND

   PRIME MONEY MARKET FUND

   TAX EXEMPT MONEY MARKET FUND

   TAX AWARE ENHANCED INCOME FUND: SELECT SHARES

   SHORT TERM BOND FUND

   BOND FUND

   EMERGING MARKETS DEBT FUND

   GLOBAL STRATEGIC INCOME FUND

   TAX EXEMPT BOND FUND

   CALIFORNIA BOND FUND: SELECT SHARES

   NEW YORK TAX EXEMPT BOND FUND

   DIVERSIFIED FUND

   DISCIPLINED EQUITY FUND

   TAX AWARE U.S. EQUITY FUND: SELECT SHARES

   U.S. EQUITY FUND

   U.S. SMALL COMPANY FUND

   U.S. SMALL COMPANY OPPORTUNITIES FUND

   EMERGING MARKETS EQUITY FUND

   EUROPEAN EQUITY FUND

   GLOBAL 50 FUND: SELECT SHARES

   INTERNATIONAL EQUITY FUND

   INTERNATIONAL OPPORTUNITIES FUND




FOR MORE INFORMATION ON THE J.P. MORGAN
FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT
(800) 521-5411.
1M0578-M

J.P. MORGAN
EMERGING MARKETS
DEBT FUND

ANNUAL REPORT
JULY 31, 1999